Exhibit 10.40

                                 SECOND ALLONGE
                                       to
                             AGREEMENT OF AMENDMENT
                                       TO
                     LOAN AND SECURITY AGREEMENT, MORTGAGE,
                              ASSIGNMENT OF LEASES
                               AND OTHER DOCUMENTS

      This modification ("Second Allonge to Agreement of Amendment") made this 27th day of March, 2003 to the Agreement of Amendment to Loan and Security Agreement, Mortgage, Assignment of Leases and Other Documents effective March 13, 2002, as amended ("Agreement of Amendment") among FLEET NATIONAL BANK, ("Lender"); OSTEOTECH, INC., a Delaware Corporation, CAM IMPLANTS, INC., a Colorado Corporation, OSTEOTECH, B.V., H.C. IMPLANTS, B.V., OSTEOTECH IMPLANTS, B.V., OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands, OSTEOTECH, S.A., and OST DEVELOPPEMENT, S.A., each a Corporation of France (jointly and severally "Borrower") and to which Agreement of Amendment these presents are so firmly affixed as to become a part thereof.

      A. Notwithstanding anything to the contrary set forth in the Agreement of Amendment, the Agreement of Amendment is hereby amended as follows:

      1. Paragraph 3A(2) (relating to the second paragraph of the Revolving
Note) is hereby amended to read as follows:

            Prior to January 1, 2002, this Note bore interest at the option of the Borrower, at either Lender's Prime Rate minus three-quarters of one percent or the applicable Base LIBOR Rate plus 175 basis points. Effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, this Note bears interest and is repayable in monthly installments of interest only (and not principal) at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the Securities and Exchange Commission ("SEC") and delivery to Lender thereafter of Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                              Option              -or-         Option
            -----                              ------              ----         ------
            Less than 1.5:1           Base LIBOR +225 bp ("Libor Rate")   Prime Rate - 25bp

            1.5:1 - 2.5:1             Base LIBOR + 300 bp ("Libor Rate")  Prime Rate + 50 bp

            2.5:1 - 3.99:1            Base LIBOR + 350 bp ("Libor Rate")  Prime Rate + 100 bp

            4.0 and greater           Base LIBOR + 400 bp ("Libor Rate")  Prime Rate + 150 bp

            For purposes of determining the Ratio:

            (i) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender, upon delivery to Lender of either the Borrower's Quarterly Report on Form 10Q or Annual Report on Form 10K, on a rolling four quarter basis; and

            (ii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            Each payment is to be made on the first day of each month. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

      2. Paragraph 3B(1) (relating to the second paragraph of the Equipment Loan
Note) is hereby amended to read as follows:

            Prior to January 1, 2002, this Note bore interest, at the option of the Borrower at either the Lender's Prime Rate minus one-half of one percent or the applicable Base LIBOR Rate plus 175 basis points. Effective as of the Conversion Date, the Borrower began monthly payments of principal and interest, such principal payments repayable in 84 equal monthly installments, the first of such payments was made as of the second month following the Conversion Date and on the same day of each successive month. As of the Conversion Date through December 31, 2001, this Note bore interest at the applicable LIBOR Rate (Equipment) defined in the Loan Agreement. Effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, this Note bears interest and is repayable in monthly installments of interest, such interest to be at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Effective September 10, 2001 the Borrower was to commence payment of principal, together with interest, in 84 equal monthly installments on the same day of each successive month thereafter commencing December 1, 2001. Borrower is to continue making such principal and interest payments and, upon the 84th such installment payment (the "Maturity Date"), the full amount of unpaid principal together with unpaid accrued interest is due and payable. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the SEC and delivery to Lender thereafter of Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                              Option                -or-       Option
            -----                              ------                ----       ------
            Less than 1.5:1           Base LIBOR +225 bp ("Libor Rate")   Prime Rate - 25bp

            1.5:1 - 2.5:1             Base LIBOR + 300 bp ("Libor Rate")  Prime Rate + 50 bp

            2.5:1 - 3.99:1            Base LIBOR + 350 bp ("Libor Rate")  Prime Rate + 100 bp

            4.0 and greater           Base LIBOR + 400 bp ("Libor Rate")  Prime Rate + 150 bp

            For purposes of determining the Ratio:

            (i) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender upon delivery to Lender of either the Borrower's Quarterly Report on Form 10Q or Annual Report on Form 10K, on a rolling four quarter basis; and

            (ii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, or bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            Each payment is to be made on the first day of each month. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

      3. Paragraph 3C(1) (relating to the second paragraph of the Mortgage Note) is hereby amended to read as follows:

            Prior to January 1, 2002, this Note bore interest during each calendar month at a fixed rate of 7.38% per annum. Effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, this Note bears interest and is repayable in monthly installments of interest at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the SEC and delivery to Lender thereafter of Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                              Option              -or-         Option
            -----                              ------              ----         ------
            Less than 1.5:1           Base LIBOR +225 bp ("Libor Rate")   Prime Rate - 25bp

            1.5:1 - 2.5:1             Base LIBOR + 300 bp ("Libor Rate")  Prime Rate + 50 bp

            2.5:1 - 3.99:1            Base LIBOR + 350 bp ("Libor Rate")  Prime Rate + 100 bp

            4.0 and greater           Base LIBOR + 400 bp ("Libor Rate")  Prime Rate + 150 bp

            For purposes of determining the Ratio:

            (i) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender upon delivery to Lender of either the Borrower's Quarterly Report on Form 10Q or Annual Report on Form 10K, on a rolling four quarter basis; and

            (ii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            The first thirteen (13) months of principal and interest was to be paid by the Borrower to Lender in equal installments of principal and interest in the amount of Thirty-Six Thousand Two Hundred Three Dollars - 56/100 ($36,203.56) commencing February 1, 2001 and on the same day of each successive month thereafter. Effective as of the date of the Agreement of Amendment, remaining principal and interest is to be paid during and throughout the period of one hundred seven
            (107) months in equal payments of principal in the amount of Nineteen Thousand Three Hundred Twenty-Nine - 36/100 Dollars ($19,329.36), together with accrued interest by the Borrower to Lender on the first day of each month commencing on April 1, 2002, and on the same day of each successive month thereafter. Upon the 107th such installment (the "Maturity Date"), the full amount of unpaid principal, together with unpaid accrued interest is due and payable. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

      4. Paragraph 3D(7) (relating to Section 1.4(k) of the Loan Agreement) is hereby amended to read as follows:

            Notwithstanding the foregoing provisions of Section 1.4, and in the absence of Default, effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest accrues on the Loan and is repayable in monthly installments of interest at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the Borrower or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points ("LIBOR Rate"), at the option of the Borrower pursuant to the Agreement of Amendment. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the SEC and delivery to Lender thereafter of Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                              Option              -or-          Option
            -----                              ------              ----          ------
            Less than 1.5:1           Base LIBOR +225 bp ("Libor Rate")   Prime Rate - 25bp

            1.5:1 - 2.5:1             Base LIBOR + 300 bp ("Libor Rate")  Prime Rate + 50 bp

            2.5:1 - 3.99:1            Base LIBOR + 350 bp ("Libor Rate")  Prime Rate + 100 bp

            4.0 and greater           Base LIBOR + 400 bp ("Libor Rate")  Prime Rate + 150 bp

            For purposes of determining the Ratio:

            (i) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender upon delivery to Lender of either the Borrower's Quarterly Report on Form 10Q or Annual Report on Form 10K, on a rolling four quarter basis; and

            (ii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            The interest rates herein provided also apply following any applicable Conversion Date.

      5. Paragraph 3D(15) (relating to Section 6.15 of the Loan Agreement) is hereby amended to read as follows:

            Section 6.15 Fees

            A new section 6.15(d) is hereby added as follows:

            6.15(d) Waiver and Amendment Fee. The Borrower is to pay to Lender a waiver and amendment fee of $100,000.00 payable upon execution of the Second Allonge to Agreement of Amendment.

      6. Paragraph 3D(16) (relating to Section 6.17(h) and Section 6.17(j) of the Loan Agreement) is hereby amended to read as follows:

            Section 6.17 Additional Covenants

            The following new sections to Section 6.17 are hereby added as follows:

            The Borrower is to perform and/or deliver the following, in form and substance satisfactory to Lender, not later than 45 days from the date of the execution of the Second Allonge to Agreement of Amendment in the case of 6.17(h); and not later than April 30, 2003 in the case of 6.17(j):

            6.17(h) Reimbursement of all costs incurred by Lender in conducting an appraisal of all domestic Equipment; and

            6.17(j) delivery of an appraisal of all domestic Equipment.

      6. Paragraph 3D(22) (relating to Section 7.15 of the Loan Agreement) is hereby amended to read as follows:

            Section 7.15 EBITDA Ratio

            Osteotech, Inc. is not to cause or permit any of the following:

                  (a) For the first quarter of 2002, the earnings before interest, taxes, depreciation and amortization of Osteotech, Inc. and its Subsidiaries ("EBITDA") to be less than $1,100,000.00 (the fee payable pursuant to Section 6.15(b), attorneys' fees payable by the Borrower hereunder, appraisal fees, collateral review exam fees, counsel fees payable by the Borrower to implement the pledge of stock set forth in Article 4(c) and related expenses ("Excluded Expenses")) are not to be included in this determination);

                  (b) For the second quarter of 2002, EBITDA to be less than $1,920,000.00 (Excluded Expenses are not to be included in this determination);

                  (c) For the third quarter of 2002, the ratio of EBITDA less capital expenditures, less cash taxes (multiplied by 4) to the current maturities of long term debt plus interest expense, to be less than 1:1 (Excluded Expenses are not to be included in this determination);

                  (d) For the fourth quarter of 2002, a minimum EBITDA of $1,570,000.00 (Excluded Expenses are not to be included in this determination);

                  (e) For the first quarter of 2003, the ratio of EBITDA for such quarter less capital expenditures, less cash taxes (all multiplied by 4) to the current maturities of long term debt plus (first quarter interest expense multiplied by 4), to be less than 1:1 (Excluded Expenses are not to be included in this determination);

                  (f) For the second quarter of 2003, the ratio of EBITDA for the first and second quarters of 2003 less capital expenditures, less cash taxes (all divided by 2 and then multiplied by 4) to the current maturities of long term debt plus (interest expense for the first and second quarters divided by 2 and then multiplied by 4), to be less than 1:1 (Excluded Expenses are not to be included in this determination);

                  (g) For the third quarter of 2003, the ratio of EBITDA for the first, second and third quarters of 2003 less capital expenditures, less cash taxes (all divided by 3 and then multiplied by 4) to the current maturities of long term debt plus (interest expense for the first, second and third quarters divided by 3 and then multiplied by 4), to be less than 1.25:1 (Excluded Expenses are not to be included in this determination);

                  (h) For the fourth quarter of 2003, the ratio of EBITDA for the first, second, third and fourth quarters of 2003 less capital expenditures, less cash taxes to the current maturities of long term debt plus interest expense for the first, second, third and fourth quarters, determined on a rolling four quarter basis, to be less than 1.25:1 (Excluded Expenses are not to be included in this determination); or

                  (i) Thereafter, the ratio of EBITDA less capital expenditures less cash taxes to the current maturities of long term debt plus interest expense, determined on a rolling four quarter basis, to be less than 1.25:1 (Excluded Expenses are not to be included in this determination).

            Non-compliance by the Borrower with its prior covenant that its ratio of EBITDA less capital expenditures, less cash taxes (multiplied by 4) to the current maturities of long term debt plus interest expense be not less than 1:1 for the third quarter of 2002 is hereby waived by Lender. Such waiver shall be without prejudice in the event of any other Default hereunder. Such waiver is also not to be deemed a waiver of any further or other non-compliance or Default. Non-compliance by the Borrower with its prior covenant of a minimum EBITDA of $1,570,000 for the fourth quarter of 2002 is hereby waived by Lender. Such waiver shall be without prejudice in the event of any other Default hereunder. Such waiver is also not to be deemed a waiver of any further or other non-compliance or Default.

            All of the foregoing is to be determined in accordance with generally accepted accounting principles consistently applied.

      7. Paragraph 3D(35) (relating to Section 11.4 of the Loan Agreement) is hereby amended to read as follows:

            Section 11.4 Right to Appraise

            11.4(a) Lender has the right to appraise and re-appraise the Property or Collateral at any time, including, but not limited to,
            (A) a Collateral review and appraisal of the Property not later than April 30, 2002, which has already been completed, and (B) a Collateral review and field examination of the Collateral not later than May 15, 2003. Lender also has the right to appraise and re-appraise the Property in any federally related transaction defined under Title XI of the Financial Institutions, Reform, Recovery and Enforcement Act of 1989, 12 U.S.C. 3310 et seq. and
            Section V(b) of the Bank Holding Company Act, 12 U.S.C. 1844 et seq. or upon:

            (i) Lender having reasonably determined that the quality of the credit shall have diminished;

            (ii) there occurs a material adverse change in the condition of the real estate market;

            (iii) Lender having reasonably determined that the condition of the said Collateral has deteriorated; and/or

            (iv) such reappraisal is required by any regulatory authority having jurisdiction over Lender.

            11.4(b) Borrower is to reimburse Lender not more than once each year (which limitation does not apply in the event of Default) for any reasonable fees, costs, expenses or charges incurred by Lender in engaging any such appraiser or reviewing and documenting such appraisal or reappraisal and such fees are part of the Debt, payable on demand.

            11.4(c) Borrower is to (i) provide any information as reasonably requested by Lender in order to perform the appraisal or reappraisal and (ii) permit any appraiser designated by Lender to enter the Property or other location at any reasonable time for the purpose of conducting the appraisal or reappraisal subject to the limitations of Section 6.8; the terms of which apply to all appraisers or consultants so designated by Lender.

            11.4(d) Borrower agrees that all appraisals, inspections and/or reports prepared by Lender or commissioned by Lender are the exclusive property of Lender, except that Borrower will be entitled to a copy of such appraisal provided that Borrower executes such documents reasonably requested by Lender by which Borrower will, among other things, hold Lender harmless from any statements or other information contained in such appraisals or reports. Nothing contained in any such appraisal or reports constitutes a representation or warranty by Lender as to any matter or fact with respect to the Loan. The Borrower agrees that it will not use or rely upon such reports in any way, nor is the Borrower to provide the reports or any copies, summaries or outlines of same to any third party except by reason of court order or applicable law.

      B. Notwithstanding anything to the contrary set forth in the Loan Agreement, the Loan Agreement is hereby amended as follows:

      1.    The following is added as Section 6.7(e) to the Loan Agreement:

            6.7(e) On or before the tenth (10th) day of each month, the detailed aging reports setting forth the amount due and owing on domestic Accounts on the Borrower's books as of the close of the preceding month, and, upon request, together with a reconciliation report satisfactory to Lender showing all sales, collections, payments and adjustments to Accounts, together with a current list of names and addresses of all account debtors on the Borrower's books as of the close of the preceding month.

      3.    The following is added as Section 6.7(f) to the Loan Agreement:

            6.7(f) On or before the tenth (10th) day of each month, a report, in form and substance satisfactory to Lender, showing the value of cash and marketable securities held by Borrower as of the close of the preceding month. In the event that such value, is less than $10,000,000, Lender may (a) engage an independent consultant acceptable to Lender, at the expense of Borrower, to provide such reports as Lender may require concerning the operations, management and affairs of Borrower; and (b) Borrower will promptly execute such documents as Lender may require, at the expense of Borrower, to grant to Lender a first and only priority perfected security interest in all of the Borrower's general intangibles, including, but not limited to, all of Borrower's patents and patent applications, whether or not registered.

      4.    The following is added as Section 6.7(g) to the Loan Agreement:

            On or before the twentieth (20th) day of each of the first two months of each fiscal quarter, a statement of the Borrower's consolidated and consolidating cash flow and profit and loss as of the close of the preceding month, prepared and certified in a manner consistent with Section 6.7(b).

      Except as specifically modified herein, all of the terms and conditions of the Agreement of Amendment, as amended, Loan Agreement, and the certificates and other documents executed in connection therewith, shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement of Amendment.

      IN WITNESS WHEREOF, the parties have signed this Second Allonge to Agreement of Amendment.

Witness:                                   OSTEOTECH, INC.
                                           A Delaware Corporation

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Executive Vice President


Witness:                                   CAM IMPLANTS, INC.
                                           A Colorado Corporation

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Chief Financial Officer


Witness:                                   OSTEOTECH, B.V.
                                           A Company of The Netherlands

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Managing Director


Witness:                                   H.C. IMPLANTS, B.V.
                                           A Company of The Netherlands

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Managing Director

Signatures continued ......

............................ continuation of signatures to Second Allonge to
Agreement of Amendment


Witness:                                   OSTEOTECH IMPLANTS, B.V.
                                           A Company of The Netherlands

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Managing Director


Witness:                                   OSTEOTECH/CAM SERVICES, B.V.
                                           A Company of The Netherlands

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Managing Director

Witness:                                   OSTEOTECH, S.A.

                                           A Corporation of France

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Managing Director


Witness:                                   OST DEVELOPPEMENT, S.A.
                                           A Corporation of France

/s/ Mark H. Burroughs                      By: /s/ Michael J. Jeffries
---------------------                          -----------------------
                                               MICHAEL J. JEFFRIES
                                               Managing Director


Witness:                                   FLEET NATIONAL BANK

/s/ John F. Ganning                        By: /s/ David M. Nilsen
--------------------                           -----------------------
                                               DAVID M. NILSEN
                                               Senior Vice President


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